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                                                                   EXHIBIT 23.2

                       CONSENT OF DELOITTE & TOUCHE LLP

  We consent to the use in this Registration Statement of PLATINUM technology, inc. on Form S-1 of our report dated April 28, 1995 (relating to the consolidated financial statements of Trinzic Corporation not presented separately herein) and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

Deloitte & Touche LLP

San Jose, California
November 11, 1997